SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


     Colorado                           0-31737                  75-2740870
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


                                 111 Richman St.
                           Black Hawk, Colorado 80422
                           --------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 303-582-3600


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certifying Accountant
-----------------------------------------------------

The Company, in its Form 8-K dated May 13, 2002, announced that the Company's Board of Directors voted to approve the engagement of Deloitte & Touche LLP as the Company's independent auditor for the year ending December 31, 2002, subject to customary client acceptance procedures. On August 13, 2002, Deloitte & Touche LLP notified the Company that Deloitte & Touche LLP declined to accept this engagement. Deloitte & Touche LLP has not reviewed, audited or rendered any report on any financial statements of the Company as of any date or for any period.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 20, 2002                    WINSOR WOODMONT BLACK HAWK RESORT CORP.



                                         By: /s/ Timothy G. Rose
                                         -----------------------
                                         Timothy G. Rose, President